UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2024

BioLargo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19709	65-0159115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14921 Chestnut St., Westminster, California	92683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 400-2863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On January 2, 2024, the Audit Committee (the “Committee”) of the Board of Directors of BioLargo, Inc. (the “Company”) approved the engagement of Hacker Johnson & Smith PA (“Hacker Johnson”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2023, effective immediately, and dismissed Haskell & White LLP (“Haskell & White”), as the Company's independent registered public accounting firm.

During the fiscal years ended December 31, 2022, and 2021, and the subsequent interim periods through January 2, 2024, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Haskell & White on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Haskell & White’s satisfaction, would have caused Haskell & White to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the foregoing disclosures to Haskell & White and requested that Haskell & White furnish it with a letter addressed to the Securities and Exchange Commission stating whether Haskell & White agrees with the above statements. A copy of Haskell & White’s letter, dated January 3, 2024, is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim period through January 2, 2024, neither the Company nor anyone acting on its behalf has consulted with Hacker Johnson with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Haskell & White LLP to the Securities and Exchange Commission dated January 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024	BIOLARGO, INC.

	By:	/s/ Dennis P. Calvert
Dennis P. Calvert
President and Chief Executive Officer